EXHIBIT 10.1.4

EXECUTION VERSION

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

AND

FIRST AMENDMENT TO SERVICING AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND FIRST AMENDMENT TO SERVICING AGREEMENT, dated as of November 21, 2017 (this “Amendment”), amends:

(i)	that certain Revolving Credit Agreement, dated as of November 24, 2015 (as amended, supplemented or otherwise modified by the First Amendment to the Revolving Credit Agreement, dated as of November 15, 2016, and prior to the effectiveness of this Amendment, the “Existing Credit Agreement,” and, following the effectiveness of this Amendment, the “Credit Agreement”), among Page Nine Funding LLC, a Delaware limited liability company (the “Borrower”), Consumer Portfolio Services, Inc., a California corporation (“CPS”), the financial institutions from time to time party hereto, as “Lenders” thereunder (the “Lenders”), Credit Suisse AG, New York Branch (“CS”), as “Class A Agent” (in such capacity, the “Class A Agent”) and as “Collateral Agent” (in such capacity, the “Collateral Agent”) thereunder, and Ares Agent Services, L.P. (“Ares”), as the “Administrative Agent” (in such capacity, the “Administrative Agent”) thereunder; and

(ii)	that certain Servicing Agreement dated as of November 24, 2015 (the “Existing Servicing Agreement” and, following the effectiveness of this Amendment, the “Servicing Agreement”), among the Borrower, CPS, the Administrative Agent, the Class A Agent and the Collateral Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement.

The parties to the Existing Credit Agreement and the Existing Servicing Agreement desire to extend and amend the Existing Credit Agreement and amend the Existing Servicing Agreement in the manner set forth herein.

Accordingly, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Existing Credit Agreement. As of the Amendment Effective Date (as defined in Section 3 below), the Existing Credit Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto as Annex A.

2. Amendments to the Existing Servicing Agreement. As of the Amendment Effective Date (as defined in Section 3 below):

(a) Section 1.1 of the Existing Servicing Agreement is hereby amended by deleting the definition of “Adjusted Tangible Net Worth” in its entirety and replacing it with the following:

“Adjusted Tangible Net Worth” means, with respect to any Fiscal Quarter, the total shareholders’ equity of CPS and its consolidated Subsidiaries that, in accordance with GAAP, is reflected on the consolidated balance sheet of CPS and its consolidated Subsidiaries as of the end of such Fiscal Quarter, plus (i) the cumulative amount of negative adjustments made to the valuation of the net deferred tax assets plus (ii) increases in the allowance for finance credit losses as a result of accounting adjustments related to ASU 2016-13 of CPS and its consolidated Subsidiaries since the Closing Date and minus (iii) the aggregate amount of CPS’s and its consolidated Subsidiaries’ intangible assets, including without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights and service marks.

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(b) the Existing Servicing Agreement is further hereby amended by deleting Section 3.7 of the Existing Servicing Agreement in its entirety and replacing it with the following:

Non-Solicitation. Except (i) during the Amortization Period, (ii) if the Related Receivable is not owned by Borrower, (iii) at the end of the term of such related Receivable and (iv) to the extent necessary to correct any manifest error, the Servicer hereby agrees that it will not sell or otherwise provide any list of Obligors (the “Obligor List”), in whole or in part, to any third party, and it will not take any action or permit or cause an action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer’s behalf, to target or solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Obligor under any Receivable (A) to prepay such Receivable or to refinance such Receivable, (B) use the Obligor List, in whole or in part, to directly solicit the related Obligor for a motor vehicle installment contract, whether directly or indirectly; or (C) use the Obligor List to indirectly solicit, through agents or Affiliates (including, but not limited to, agent bank arrangements with other financial institutions or entities), the related Obligor for a motor vehicle installment contract.

3. Effective Date. This Amendment shall become effective on the “Amendment Effective Date,” which shall occur on the later to occur of:

(a) the date of this Amendment;

(b) the payment of all fees (including the Renewal Fee (as defined in the Amended Fee Letter)) and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith) required to be reimbursed or paid by the Borrower and CPS under the Credit Documents; and

(c) the date on which the Class A Agent, the Collateral Agent and the Administrative Agent shall have received copies of:

(i)	this Amendment, duly executed by each of (A) the Borrower, (B) CPS, (C) each Lender, (D) CS, as Class A Agent and as Collateral Agent, (E) Ares, as Administrative Agent and (F) Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), in its capacities as Custodian, Controlled Account Bank and Backup Servicer; and

(ii)	the Second Amended and Restated Fee Letter, dated as of November 21, 2017 (the “Amended Fee Letter”), duly executed by the Administrative Agent, the Class A Agent, the Borrower and CPS, in substantially the form attached hereto as Annex B.

4. Consents. By its signature below, Wells Fargo, in its capacities as Custodian, Controlled Account Bank and Backup Servicer, hereby consents to, ratifies and confirms this Amendment and the Amended Fee Letter.

5. Reaffirmation. Each of the Borrower and CPS hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement, the Servicing Agreement and the other Credit Documents, including, but not limited to the Limited Guaranty, to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Credit Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or CPS or the Collateral granted to the Collateral Agent and/or the Lenders thereunder. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement, Servicing Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, CPS or the Lenders, or any of them.

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6. Miscellaneous.

(a) Amended Terms. On and after the date hereof, all references to the Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment and all references to the Servicing Agreement in each of the Credit Documents shall hereafter mean the Servicing Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, each of the Credit Agreement and the Servicing Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

(b) Representations and Warranties of the Borrower and CPS. Each of the Borrower and CPS (as CPS and Servicer), severally, for itself only, represents and warrants as of the date of this Amendment as follows:

(i)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)	This Amendment has been duly executed and delivered by such Person and each of this Amendment and the Credit Agreement and Servicing Agreement, each as amended by this Amendment, constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)	No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or first party is required in connection with the execution, delivery or performance by such Person of this Amendment other than such as has been met or obtained and are in full force and effect.

(iv)	The representations and warranties set forth in Section 4 of the Credit Agreement and Section 3.1 of the Servicing Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(v)	No event has occurred and is continuing which constitutes a Default, an Event of Default, a Funding Termination Event or a Servicer Termination Event.

(c) Transaction Document. Each of this Amendment and the Amended Fee Letter shall constitute a Credit Document under the terms of the Credit Agreement.

(d) Counterparts; Electronic Signatures; Severability; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(e) GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

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(f) CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST CPS OR THE BORROWER ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE SERVICING AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH OF CPS AND THE BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 13.1 OF THE CREDIT AGREEMENT IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER CPS OR THE BORROWER, AS APPLICABLE, IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREES THAT AGENTS, THE LENDERS AND WELLS FARGO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST CPS OR THE BORROWER, AS APPLICABLE, IN THE COURTS OF ANY OTHER JURISDICTION.

(g) SERVICE OF PROCESS. EACH OF CPS AND THE BORROWER HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED IN SECTION 13.1 OF THE CREDIT AGREEMENT, AND HEREBY APPOINTS CT CORPORATION SYSTEM, 111 8TH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, AS ITS AGENT TO RECEIVE SUCH SERVICE OF PROCESS. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST CPS OR THE BORROWER, AS APPLICABLE, IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE. IN THE EVENT CT CORPORATION SYSTEM. SHALL NOT BE ABLE TO ACCEPT SERVICE OF PROCESS AS AFORESAID AND IF CPS OR THE BORROWER, AS APPLICABLE, SHALL NOT MAINTAIN AN OFFICE IN NEW YORK CITY, SUCH CREDIT PARTY SHALL PROMPTLY APPOINT AND MAINTAIN AN AGENT QUALIFIED TO ACT AS AN AGENT FOR SERVICE OF PROCESS WITH RESPECT TO THE COURTS SPECIFIED IN SECTION 6(f) ABOVE, AND ACCEPTABLE TO THE ADMINISTRATIVE AGENT, AS CPS’ OR THE BORROWER’S, AS APPLICABLE, AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THE BORROWER’S BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of (i) the Borrower, CPS, each Lender, the Class A Agent, the Collateral Agent, the Administrative Agent and their respective successors and permitted assigns, and (ii) solely with respect to Section 4 (Consents) above, the Custodian, Controlled Account Bank and Backup Servicer.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

BORROWER:

PAGE NINE FUNDING LLC,

By:	/s/ April Crisp
	Name:	April Crisp
	Title:	Vice President

CPS AND SERVICER:

CONSUMER PORTFOLIO SERVICES, INC.,

By:	/s/ Danny Bharwani
	Name:	Danny Bharwani
	Title:	Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Pages to Second Amendment to Revolving Credit Agreement

and First Amendment to Servicing Agreement

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CLASS A AGENT, COLLATERAL AGENT

AND CLASS A FUNDING AGENT:

CREDIT SUISSE AG, NEW YORK BRANCH

By:	/s/ Erin McCutcheon
	Name:	Erin McCutcheon
	Title:	Vice President

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Associate

CLASS A COMMITTED LENDER:

CREDIT SUISSE AG, NEW YORK BRANCH

By:	/s/ Erin McCutcheon
	Name:	Erin McCutcheon
	Title:	Vice President

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Associate

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Pages to Second Amendment to Revolving Credit Agreement

and First Amendment to Servicing Agreement

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CLASS A CONDUIT LENDER:

MOUNTCLIFF FUNDING LLC

By:	/s/ Josh Borg
	Name:	Josh Borg
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Pages to Second Amendment to Revolving Credit Agreement

and First Amendment to Servicing Agreement

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ADMINISTRATIVE AGENT:

ARES AGENT SERVICES, L.P.

By:	Ares Agent Services GP LLC, its general partner

By:	/s/ Jeffrey W. Kramer
	Name:	Jeffrey W. Kramer
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Pages to Second Amendment to Revolving Credit Agreement

and First Amendment to Servicing Agreement

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CLASS B LENDERS:

ARES COMMERCIAL FINANCE, LP

By:	Ares Commercial Finance GP, LP, its general partner

By:	ACF GP, LLC, its general partner

By:	/s/ Matthew Jill
	Name:	Matthew Jill
	Title:	Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P.

By:	Ares Centre Street GP, L.P., its general partner

By:	Ares Centre Street GP, LLC, its general partner

By:	/s/ Matthew Jill
	Name:	Matthew Jill
	Title:	Authorized Signatory

ARES CACTUS PRIVATE BACKED FUND, L.P.

By:	Ares Cactus Operating Manager, L.P., its manager

By:	/s/ Jeffrey W. Kramer
	Name:	Jeffrey W. Kramer
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Pages to Second Amendment to Revolving Credit Agreement

and First Amendment to Servicing Agreement

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CONSENTED AND AGREED

CUSTODIAN, CONTROLLED ACCOUNT

BANK AND BACKUP SERVICER:

WELLS FARGO BANK, NATIONAL

ASSOCIATION

By:	/s/ Julie 'Tanner Fischer
	Name:	Julie 'Tanner Fischer
	Title:	Vice President

Signature Pages to Second Amendment to Revolving Credit Agreement

and First Amendment to Servicing Agreement

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